                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the
Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ]  Confidential, for Use
                              of the
                                          Commission Only (as
                              permitted
                                          by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        SMTEK International, Inc.
             ----------------------------------------------
            (Name of Registrant as Specified in Its Charter)

             ----------------------------------------------
               (Name of Person(s) Filing Proxy Statement,
                if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [x] No fee required.

 [ ] Fee computed on table below per Exchange Act Rules 14a-
6(i)(1) and
     0-11.

    (1) Title of each class of securities to which transaction applies:

        ---------------------------------------------------------
----

    (2) Aggregate number of securities to which transaction applies:

        ---------------------------------------------------------
----

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the
        amount on which the filing fee is calculated and state how it was determined):

        ---------------------------------------------------------
----

    (4) Proposed maximum aggregate value of transaction:

        ---------------------------------------------------------
----

    (5) Total fee paid:

        ---------------------------------------------------------
----

 [ ] Fee paid previously with preliminary materials:

    -------------------------------------------------------------
----

 [ ] Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing
     by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

        ---------------------------------------------------------
----

    (2) Form, Schedule or Registration Statement no.:

        ---------------------------------------------------------
----

    (3) Filing Party:

        ---------------------------------------------------------
----

    (4) Date Filed:

        ---------------------------------------------------------
----

[Company Logo]

                          SMTEK INTERNATIONAL, INC.
                              2151 Anchor Court
                        Thousand Oaks, California 91320
                                (805) 376-2595



October 10, 2000


Dear Fellow Stockholder:

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders of SMTEK International, Inc. to be held at the offices of the Company located at 2151 Anchor Court, Thousand Oaks, California 91320, on Thursday, November 9, 2000, at 9:00 a.m., local time.

     The attached Notice of Annual Meeting and Proxy Statement fully describes the formal business to be transacted at the meeting, which includes the election of two directors of the Company, adoption of an amendment to the Company's 1996 Stock Incentive Plan to increase by 300,000 the number of shares of Common Stock that may be issued under the plan, and adoption of certain amendments to the Company's 1998 Non-Employee Directors Stock Plan. Directors and officers of the Company will be present to host the meeting and to respond to any questions from our stockholders. We hope you will be able to attend.

     The Company's Board of Directors believes that a favorable vote for each matter described in the attached Notice of Annual Meeting and Proxy Statement is in the best interests of the Company and its stockholders and unanimously recommends a vote "FOR" each such matter. Accordingly, we urge you to review the accompanying materials carefully.

     Whether or not you plan to attend the Annual Meeting, please complete, sign, date and mail the enclosed proxy card promptly. Sending in the proxy card will not limit your right to revoke your proxy at a later time or attend the Annual Meeting and vote in person.

     The directors, officers and employees of SMTEK
International, Inc. look forward to seeing you at the meeting.


                                    Sincerely,

                                    /s/ Gregory L. Horton
                                    -----------------------------
--------
                                    Gregory L. Horton
                                    President and Chief Executive
Officer






           IF YOU PLAN TO ATTEND THE ANNUAL STOCKHOLDERS MEETING
IN
       PERSON, PLEASE RSVP BY CALLING SMTEK TOLL-FREE AT 1-877-
376-2595.

[Company Logo]
                          SMTEK INTERNATIONAL, INC.
                              2151 Anchor Court
                        Thousand Oaks, California 91320
                                 (805) 376-2595

          NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD NOVEMBER 9, 2000

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of stockholders of SMTEK International, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company located at 2151 Anchor Court, Thousand Oaks, California 91320, at 9:00 a.m. local time on Thursday, November 9, 2000, to consider and vote on the following matters:

1. To elect two Class II Directors to serve for a term of three years, or until their successors are duly elected and qualified;

2.     To  approve  an  amendment of  the  Company's  1996  Stock
Incentive Plan to
       increase by 300,000 the number of shares of Common Stock that may be issued pursuant to awards thereunder;

3.     To  approve amendments to the Company's 1998  Non-Employee
Directors Stock
       Plan to (i) increase by 150,000 the number of shares of Common Stock that can be issued pursuant to awards thereunder, (ii) award 5,000 stock options to each non-employee director serving on the Board of Directors on October 31, 2000, and (iii) award 5,000 stock options to each non-
       employee director upon initial election or re-election to the Board of
      Directors commencing with this 2000 Annual Meeting; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Information concerning these matters, including the names of the nominees for the Board of Directors, is more fully set forth in the attached Proxy Statement, which is a part of this notice.

     The Board of Directors has fixed September 29, 2000 as the record date for the meeting, and only stockholders of record at the close of business on that date are entitled to receive notice of and vote at the meeting or at any adjournment thereof.

     Management sincerely hopes that you will attend the meeting. However, please fill in, date, and sign the enclosed form of proxy and mail it to the Company regardless of whether you expect to attend the meeting in person. The prompt return of your proxy in the enclosed envelope will save expenses involved in further communication. Your proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. The proxy may be revoked prior to or at the meeting by notifying the Secretary of your revocation in writing prior to the voting of the proxy. The Annual Report of SMTEK International, Inc. for the fiscal year ended June 30, 2000, including financial statements, is being mailed to stockholders with this notice.

                                     By  Order  of the  Board  of
Directors

                                    /s/ Mitchell J. Freedman
                                    -----------------------------
                                    Mitchell J. Freedman
                                    General Counsel and Secretary
Thousand Oaks, California
October 10, 2000

                          SMTEK INTERNATIONAL, INC.
                              2151 Anchor Court
                       Thousand Oaks, California 91320
                                (805) 376-2595

                                PROXY STATEMENT
                                ---------------
                      2000 ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 9, 2000
                               ----------------
                                 INTRODUCTION

     This Proxy Statement and accompanying form of proxy are being furnished to stockholders of SMTEK International, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders to be held at 9:00 a.m. local time on Thursday, November 9, 2000 at the offices of the Company located at 2151 Anchor Court, Thousand Oaks, California 91320, or at any adjournment thereof. If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted at the meeting in the manner described herein and in accordance with the specification in the proxy. In the event no specification is made, the proxy will be voted FOR the election of the Director nominees named herein, FOR the approval of an amendment to the Company's 1996 Stock Incentive Plan to increase by 300,000 the number of shares of Common Stock that may be issued pursuant to awards thereunder, FOR the approval of amendments to the Company's 1998 Non-Employee Directors Plan to: (i) increase by 150,000 the number of shares of Common Stock that can be issued pursuant to awards thereunder;
(ii) award 5,000 stock options to each non-employee director serving on the Board of Directors on October 31, 2000; and (iii) award 5,000 stock options to each non-employee director upon initial election or re-election to the Board of Directors commencing with this 2000 Annual Meeting, and in the discretion of the proxy holders on such other business as may properly come before the meeting. The Board of Directors currently knows of no other business that will be presented for consideration at the Annual Meeting. Any person executing a proxy may revoke it at any time prior to its exercise by filing with the Secretary of the Company a written revocation of the proxy or a duly executed proxy bearing a later date. You may revoke your proxy at the meeting by notifying the Secretary of such revocation in writing prior to the voting of the proxy. This proxy statement was first mailed to the Company's stockholders on or about
October 10, 2000.

     As of the close of business on September 29, 2000, the Company had outstanding 2,275,475 shares of its Common Stock, par value $0.01 per share. Each stockholder is entitled to one vote on each proposal for each share held on the record date (September 29, 2000). A majority of the shares of Common Stock issued and outstanding constitutes a quorum. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for the purpose of determining whether a proposal has been approved. Under the laws of the State of Delaware and the provisions of the Company's Certificate of Incorporation, all stockholders are entitled to cumulate their votes in the election of directors. A stockholder may cumulate votes by casting for the election of one nominee a number of votes equal to the number of directors to be elected multiplied by the number of shares owned by the stockholder, or may distribute such votes on the same principle among as many candidates as the stockholder sees fit. If a proxy is marked for the election of directors, it may, at the discretion of the proxy holders, be voted cumulatively in the election of directors. Under the Delaware General Corporation Law and the Company's Certificate of Incorporation, if a quorum is present at the meeting, the nominees for election as directors who receive the greatest number of votes cast for election of directors at the meeting by shares present in person or by proxy and entitled to vote thereon shall be elected as directors.

     For purposes of electing the director nominees named herein (Proposal One), because directors are elected by a plurality, abstentions and broker non-votes will be excluded from the vote and will have no effect on the election of directors. The affirmative vote of the holders of a majority of shares of Common Stock present at the Annual Meeting in person or by proxy is required for the approval of an amendment to the Company's 1996 Stock Incentive Plan (Proposal Two) and the approval of certain amendments to the Company's 1998 Non-Employee Directors Stock Plan (Proposal Three). An abstention with respect to Proposals Two or Three will have the same effect as a negative vote, but because shares held by brokers as to which the brokers withhold authority on these proposals will not be considered entitled to vote on these proposals, a broker non-vote will have no effect on these votes. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     The cost of preparing, assembling, printing and mailing this Proxy Statement and accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. The Company may request banks and brokers to solicit their customers who beneficially own Common Stock listed of record in names of nominees, and will reimburse such banks and brokers for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, facsimile and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, designated as Class I, Class II and Class III. Pursuant to the Company's bylaws, the Board of Directors currently consists of one Class I director, two Class II directors, and two Class III directors. The board amended the Company's bylaws in August 2000 to increase the size of the board from four to five directors.

     The term of office of the Class II directors expires at this Annual Meeting. Accordingly, at the Annual Meeting, stockholders will be asked to elect two Class II directors to serve for a term of three years, or until their successors are duly elected and qualified. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES.

     A brief biography of the nominees for election as director, and of each other director whose term continues after the 2000
Annual Meeting, is presented below.

YEAR FIRST

ELECTED A
              NAME                       PRINCIPAL     OCCUPATION
AGE    DIRECTOR
    ------------------    ---------------------------------------
---   ----------
NOMINEES  FOR ELECTION AS CLASS II DIRECTORS WITH TERMS  EXPIRING
IN 2003:

    Gregory  L.  Horton     Chief  Executive  Officer,  President
44      1996
                       and Chairman of the Board of
                       Directors,  SMTEK International, Inc.

       Bruce     E.     Kanter          Management     consultant
57      1998

CLASS III DIRECTORS TO CONTINUE IN OFFICE UNTIL THE ANNUAL
MEETING FOR THE YEAR ENDING JUNE 30, 2001:

     Clay    M.    Biddinger       CEO,    CMB    Capital,    LLC
45      2000

   Oscar  B. Marx, III   President and CEO, TMW Enterprises  Inc.
61      1998

CLASS I DIRECTOR TO CONTINUE IN OFFICE UNTIL THE ANNUAL MEETING
FOR THE YEAR ENDING JUNE 30, 2002:

   James  P.  Burgess     Vice President, Trilogy Marketing  Inc.
69      1998

     Mr. Horton became the Company's President and Chief Executive Officer in January 1996. He was appointed a director in February 1996, and was appointed Chairman of the Board in July 1996. Since 1986, he has served as the President of SMTEK, Inc., which became a subsidiary of the Company in January 1996.

     Mr. Kanter has provided management consulting services to various companies since 1994. From 1991 to 1994, Mr. Kanter served as Executive Vice President, Chief Financial Officer and director of Westwood One, Inc., the parent company of several national radio networks and one of the country's largest producers and distributors of radio programming. Mr. Kanter is a director of Discus Dental, a privately-held marketer and manufacturer of dental products.

     Mr. Biddinger was appointed a director of the Company on August 23, 2000. Mr. Biddinger has served as the CEO of CMB Capital, LLC, a private equity company, which provides leasing and asset management services to small and mid-sized technology businesses, from March 1999 to the present. From 1981 to 1998, Mr. Biddinger served as CEO of Sun Financial Group, Inc., an equipment leasing company that he founded and which became a subsidiary of GATX Capital Corporation in 1995. Mr. Biddinger is a director of Florida Banks Inc., a Nasdaq-listed company.

     Mr. Marx has served as President and CEO of TMW Enterprises Inc., a private equity investment company, since 1995, and as Chairman of Pullman Industries, a privately held metal-forming company, since 1996. Mr. Marx served as President and CEO of Electro-Wire Products, Inc., an electrical distribution company, from 1994 to 1995, and as Vice President - Automotive Components Group of Ford Motor Company from 1989 to 1994. Mr. Marx is a director of Parametric Technology Corporation and Amerigon Inc. (Nasdaq-listed companies), Tesma International (an automotive parts company listed on the Toronto Stock Exchange) and Ecoair Company (a privately held technology development company).

     Mr. Burgess has served as Vice President of Trilogy Marketing, Inc., a manufacturers' representative for electronics products companies, from 1996 to the present. From 1995 to 1996, Mr. Burgess served as Vice President of Alcoa Fujikura Limited, a supplier of electrical products to the automotive industry. Mr. Burgess served as Vice President of Electro-Wire Products, Inc., an electrical distribution company, from 1985 to 1995, prior to the acquisition of that company by Alcoa Fujikura Limited.

     None of the Company's executive officers or directors are related by blood or marriage. In June 1997, the Company agreed to provide Mr. Thomas M. Wheeler, the Company's largest stockholder, with the right to nominate individuals to fill two seats on the board. Mr. Wheeler's designees on the board are
Messrs. Burgess and Marx.   See "Certain Relationships and
Transactions." Aside from that agreement, there are no arrangements or understandings between the listed individuals and any other person pursuant to which those individuals were selected as an officer or director.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held eight meetings during the fiscal year ended June 30, 2000. The Company has standing audit and compensation committees of the board. All of the directors attended more than 75% of the board meetings and meetings of committees of which they are members.

     The audit committee consists of Messrs. Kanter and Burgess. The principal functions of the audit committee are to review with the independent auditors and management the results of the annual financial statement audit, and to review the status of internal accounting controls. The audit committee held five meetings during the fiscal year ended June 30, 2000. The Board of Directors adopted a written Audit Committee Charter on May 16, 2000.

     During the fiscal year ended June 30, 2000, the compensation committee consisted of Messrs. Kanter and Marx. The compensation committee establishes the levels of compensation of the directors and senior management and also administers the Company's option and incentive plans (except the Amended and Restated 1998 Non-Employee Directors Stock Option Plan). The compensation committee held four meetings during the fiscal year ended
June 30, 2000. The report of the compensation committee begins on page 7. On September 12, 2000, Mr. Biddinger was appointed to the compensation committee, replacing Mr. Kanter.

DIRECTOR COMPENSATION

     Pursuant to the Amended and Restated 1998 Non-Employee Directors Stock Plan (the "Directors Plan"), on July 1 of every year, each non-employee director is automatically entitled to receive an annual grant of Company Common Stock or stock options with a fair value of $12,000.

     The Directors Plan also provides for compensation to non-employee directors of $1,000 for each meeting of the board attended in person or by telephone and $500 for each meeting of board committees attended in person or by telephone (if such committee meetings are not held on the same day as meetings of the board). All such compensation is payable in the form of Common Stock or stock options.

     Annually, each non-employee director makes an election to receive director compensation in the form of Common Stock or stock options. For purposes of determining the number of securities issued as compensation to non-employee directors, the fair value of Company Common Stock is equal to the fair market value of Common Stock on the grant date, and the fair value of stock options is determined using the Black-Scholes pricing model using data and assumptions as of the grant date. The exercise price of all stock options is equal to the fair market value of the Common Stock at the date of grant. Under the terms of the Directors Plan, each option granted is fully exercisable upon the grant date. Each option grant has a ten-year term. During fiscal year 2000, 4,557 shares of Common Stock were issued to non-employee directors and 14,855 stock options were granted to non-employee directors at option prices ranging from $3.63 to $3.88 a share.

     If Proposal Three herein is approved by the stockholders at the 2000 Annual Meeting, each non-employee director serving on the Board of Directors on October 31, 2000 will be awarded 5,000 stock options, and thereafter each non-employee director will be awarded 5,000 stock options upon initial election or re-election to the Board of Directors commencing with this 2000 Annual Meeting.

     Directors are reimbursed for their travel expenses. In addition, one director, Mr. Kanter, had a consulting agreement with the Company whereby he provided consulting services to the Company for a monthly fee of $5,000. Pursuant to this arrangement, Mr. Kanter received $60,000 in consulting fees from the Company in fiscal 2000. This consulting agreement was terminated in July 2000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the directors and executive officers of the Company and persons who own more than 10% of the Company's Common Stock ("statutory insiders") are required to file reports with the Securities and Exchange Commission of their ownership of the Company's Common Stock on Form 3 and any subsequent changes in that ownership on Form 4 or Form 5.

     To the Company's knowledge, based solely upon its review of the copies of such reports required to be furnished to the Company during or with respect to the fiscal year ended June 30, 2000, the Company believes that all Section 16(a) filing requirements applicable to its statutory insiders during or for such fiscal year were satisfied, except that Bruce E. Kanter was late in filing a Form 4 to report a disposition of the Company's Common Stock during fiscal 2000.


EXECUTIVE COMPENSATION

Executive Compensation Table

     The following table sets forth the cash compensation paid or accrued by the Company, as well as certain other compensation, for its fiscal years ended June 30, 2000, 1999 and 1998 to each of the Company's executive officers whose compensation exceeded $100,000 for the fiscal year ended June 30, 2000:

Long-Term
                                           Annual    Compensation
Compensation      All Other
        Name  and                         -----------------------
Awards: Stock   Compensation
   Principal  Positions      Age    Year     Salary         Bonus
Options (#)      ($) (A)
---------------------    ---   ----   --------   ------------   -
------------   ------------
Gregory   L.  Horton          44    2000    $204,000     $    (B)
15,000          $43,200
    Chairman,   President           1999     150,000       85,000
25,000 (C)          400
    and   CEO                       1998     150,000      126,000
0            1,400

Richard   K.  Vitelle         47    2000    $129,000     $    (B)
3,000          $   900
    VP  Finance  &  Admin.,          1999     125,000      10,000
19,250 (C)        3,100
    CFO   and  Treasurer             1998     125,000      10,000
0            1,400

George  R.  Weatherford     60   2000   $122,000    $171,000  (D)
10,000          $   600
    Corp.   VP  Operations           1999      93,000      17,000
14,864 (E)          300

--------------------

(A) Amounts, in the aggregate for all years presented, consist, where applicable, of 401(k) plan employer contributions allocated to the named officers' accounts ($4,400), term life insurance premiums paid by the
      Company for the benefit of the named officers ($11,800), and cash payments in lieu of time off for earned vacation ($35,100).

(B) Bonus amounts for Messrs. Horton and Vitelle have not yet been determined for fiscal 2000.

(C) Consists of options repriced in fiscal 1999 which had originally been issued in years prior to fiscal 1999.

(D) Includes a special incentive payment of $150,000 in connection with the divestiture on November 12, 1999 of Irlandus Circuits Ltd., one of the
      Company's European operating units.

(E) Includes 4,864 options repriced in fiscal 1999 which had originally been issued in years prior to fiscal 1999.

     Mr. Horton's biographical information appears above under the heading "Proposal One - Election of Directors."

     Mr. Vitelle has served as the Company's Vice President of Finance and Administration, Chief Financial Officer and Treasurer since January 1996.

     Since August 1998, Mr. Weatherford has served as the Company's Corporate Vice President of Operations. From
March 1997 until August 1998, he served as Managing Director of Irlandus Circuits Ltd., the Company's printed circuit board fabrication subsidiary located in Northern Ireland. From February 1994 to March 1997, Mr. Weatherford managed his personal real estate investments. Prior to February 1994, Mr. Weatherford had over 20 years experience in general management positions with various companies within the U.S. printed circuit board industry.

OPTION GRANTS IN FISCAL YEAR ENDED JUNE 30, 2000

     The following table sets forth information concerning options granted to each of the named executive officers during fiscal 2000:

Potential

Realizable Value

at Assumed Annual
                                         %        of        Total
Rates of Stock
                                        Options          Exercise
Price Appreciation
                                     Granted   to      or    Base
for Option Term
                          Options      Employees    in      Price
Expiration  ------------------
          Name          Granted   Fiscal Year    ($/sh)      Date
5%         10%
---------------------  --------  ------------  --------  --------
--  -------    -------
Gregory    L.   Horton          15,000        7.2%          $3.88
12/16/09   $36,600    $92,800
Richard    K.   Vitelle          3,000        1.4%          $3.75
3/29/10   $ 7,100    $17,900
George    R.   Weatherford      10,000        4.8%          $3.88
12/16/09   $24,400    $61,800

AGGREGATED  OPTION EXERCISES IN FISCAL 2000 AND  FISCAL  YEAR-END
OPTION VALUES

     The following table sets forth information concerning options held by each of the named executive officers as of June 30, 2000.

                                                  Number of
                                                  Securities
Value of
                                                  Underlying
Unexercised
                                                  Unexercised
in-the-money
                          Shares      Value    Options at FY-End
Options at FY-End
                       Acquired on   Realized  (#) Exercisable /
($) Exercisable /
        Name           Exercise (#)     ($)    Unexercisable (A)
Unexercisable (B)
---------------------  ------------  --------  -----------------
-----------------
Gregory L. Horton           --          --      19,999 / 20,001
-- / 1,800
Richard K. Vitelle          --          --      15,061 /  7,189
-- /   750
George R. Weatherford       --          --       7,364 / 17,500
-- / 1,200

--------------------
(A) All options listed in the table are exercisable at option prices equal to fair market value on the date of grant.

(B) The value of unexercised in-the-money options is based upon the fair market value for the Common Stock on June 30, 2000 of $4.00 less the applicable option exercise price.

EMPLOYMENT AGREEMENTS AND EXECUTIVE SEVERANCE ARRANGEMENTS

     Mr. Horton's employment agreement was extended to December 31, 2000, and currently provides for a base annual salary of $225,000. Mr. Horton is also eligible to receive annual bonus compensation upon achievement of objectives and criteria as the Board of Directors may establish. Mr. Horton's employment is "at will." Should he voluntarily resign or be terminated for cause, Mr. Horton will not be entitled to severance pay. He is entitled to severance pay equal to 1.67 times his annual base salary if he is terminated without cause.

     Mr. Vitelle's employment agreement, which has a term ending September 12, 2001, originally provided for a base annual salary of $125,000. Effective March 29, 2000, Mr. Vitelle's annual base salary was increased to $140,000. Mr. Vitelle's employment is "at will." If his employment is terminated by the Company for cause, then he is not entitled to severance pay. However, Mr. Vitelle is entitled to 12 months' base salary and benefits as severance if he is terminated by the Company without cause, or if he is terminated as the result of a change in control of the Company. In addition, if the principal place of Mr. Vitelle's employment is relocated to any site beyond the 35-mile radius of the Company's present headquarters, then he may resign at any time within the following 12 months, whereupon he will be entitled to 12 months' severance payments and benefits.

     Mr. Weatherford's terms of employment provide for an annual base salary of $105,000 (increased to $125,000 effective
August 23, 1999), an annual bonus equal to 1% of the pretax income of each operating unit, and six months' salary continuation as severance in the event his employment is terminated in conjunction with a change in control of the Company or the termination of the Chief Executive Officer. Mr. Weatherford's terms of employment also provide for certain incentive payments upon attainment of certain strategic corporate milestones. Pursuant to these provisions, and in connection with the divestiture on November 12, 1999 of Irlandus Circuits Ltd., one of the Company's European operating units, Mr. Weatherford received a special incentive payment of $150,000.

                     REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors (the "Committee") administers the Company's executive compensation programs and reviews and approves salaries and bonuses of the executive officers named in the Executive Compensation Table. The Company's executive compensation programs are designed to:

  * provide competitive levels of base and incentive compensation in order to attract, retain and motivate high quality employees;

  * tie individual total compensation to individual performance and the success of the Company; and

  * align the interests of the Company's executive officers with those of its stockholders.

     BASE SALARY. Base salary is targeted to be moderate yet competitive in relation to salaries commanded by those in similar positions atin comparable companies. The Committee reviews management's recommendations for executives' salaries and examines survey data for executives with similar responsibilities atin comparable companies to the extent possible. Individual salary determinations are based on experience, achievement of goals and objectives, sustained performance and comparison to peer positions outside the Company.

     INCENTIVE COMPENSATION PROGRAM. Incentive compensation for the Company's executive officers is designed to reward such individuals for their contributions to corporate and individual objectives. In addition, the Company's operating units maintain profit sharing plans under which operating unit managers and other key employees receive incentive cash compensation based on the performance and pre-tax profits of those operations. Except for Mr. Weatherford's incentive compensation arrangement, the Company's executive officers named above do not participate in these operating unit profit sharing plans.

     STOCK OPTIONS. The Board of Directors administers the Company's 1993 and 1996 Stock Incentive Plans, which are designed to align the interests of management and other key employees with those of the Company's stockholders. The number of stock options granted is related to the recipient's base compensation, level of responsibility and accomplishments. All options have been granted with an option exercise price equal to the fair market value of the Company's Common Stock on the date of grant. The tables above set forth information concerning options granted to named executives during fiscal 2000.

     COMPENSATION OF CHIEF EXECUTIVE OFFICER. Gregory L. Horton was appointed President and Chief Executive Officer of the Company in January 1996. The Committee addressed Mr. Horton's base salary during its May 2000 meeting. The Committee took into consideration competitive executive salaries in publicly traded companies of similar size and complexity. On this basis, the Committee determined that Mr. Horton's base salary was low relative to competitive salaries. The Committee also noted that the Company is making progress towards being a better managed Company, although such progress is not necessarily evident from the financial results for fiscal 2000. Principally on the basis of these factors, the Committee granted Mr. Horton 15,000 new stock options and increased his base salary from $200,000 to $225,000 effective May 1, 2000. Mr. Horton also received $33,000 cash during fiscal 2000 in lieu of time off for earned vacation. The Committee has extended Mr. Horton's Employment Agreement to December 31, 2000.

                    SUBMITTED BY THE COMPENSATION COMMITTEE:
                     BRUCE E. KANTER AND OSCAR B. MARX III


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
PARTICIPATION

     TheDuring fiscal 2000 the Compensation Committee wasis comprised of Messrs. Kanter and Marx. Effective September 12, 2000, Mr. Biddinger was appointed to the Compensation Committee, replacing Mr. Kanter. NoneNeither of these individuals were officers or employees of the Company during fiscal 2000 or at any prior time. There are no interlocks between the Company and other entities involving the Company's executive officers and directors who serve as executive officers or directors of other entities.


                            STOCK PERFORMANCE GRAPH

     The following performance table compares the cumulative total return for the period from June 30, 1995 through June 30, 2000, from an investment of $100 in: (i) the Company's Common Stock, (ii) the Nasdaq Composite, (iii) the Dow Jones Industrial as a group, and (iv) an Electronics Manufacturing Services ("EMS") Peer Group, as defined below. The EMS Peer Group consists of the following publicly held electronics manufacturing services companies, each of whose business, taken as a whole, resembles the Company's activities: EFTC Corporation, IEC Electronics Corp., Reptron Electronics, Inc., Sigmatron International, Inc., Sparton Corporation, and Xetel Corporation. The Peer Group Index was derived using the weighted average of individual company stock prices for each period. For each group an initial investment of $100 is assumed on June 30, 1995. The total return calculation assumes reinvestment of all dividends for the indices. The Company did not pay dividends on its Common Stock during the time frame set forth below.

[Graph with data points below]


     The data points depicted on the graph are as follows:

                    Nasdaq            Dow Jones         EMS  Peer
SMTEK
      Date        Composite (A)     Industrial (A)     Group  (B)
International, Inc.
    --------      -------------     --------------      ---------
-------------------
     06/30/95         100.00              100.00           100.00
100.00
     06/30/96         128.39              124.11            99.22
123.08
     06/30/97         156.15              168.73           152.49
69.23
     06/30/98         205.58              196.48           101.05
46.15
     06/30/99         296.02              240.79            49.36
20.00
     06/30/00         437.30              229.32            49.70
12.31

(A) In fiscal 2000, the Company changed its market index from the Dow Jones
      Industrial to the Nasdaq Composite, due to the fact that the Company transferred its stock listing from the New York Stock
Exchange to the
      Nasdaq Small Cap Market effective July 1, 1999.

(B) In fiscal 2000, the Company changed its peer index from the Dow Jones
      Computer Index group of companies (without IBM) to the EMS
Peer Group
      because (i) the Dow Jones Computer Index group of companies
(without
      IBM) is no longer available and (ii) the Company believes that the EMS
      Peer Group index is more relevant to its line of business.

                            PRINCIPAL STOCKHOLDERS

     The following table sets forth as of September 15, 2000, except as otherwise indicated, the number of shares and percentage of outstanding Common Stock known by the Company to be beneficially owned by: (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (ii) each of the Company's directors,
(iii) each named executive officer and (iv) all executive officers and directors of the Company as a group. Unless otherwise noted, shares are held with sole voting and investment power. Holdings include, where applicable, shares held by spouses and minor children, including shares held in trust.

          Beneficial Ownership Of Common Stock As Of September
15, 2000
          -------------------------------------------------------
------
          Name and Address of
            Beneficial Owner*        No. of Shares     Percent of
Class
          -------------------        -------------     ----------
------

          Thomas M. Wheeler
             801 W. Big Beaver Road    881,813
38.8%
             Suite 201
             Troy, Michigan, 48084

          Gregory L. Horton             66,249 (A)
2.9%

          Clay M. Biddinger              4,174 (B)             **

          James P. Burgess              20,157 (C)             **

          Bruce E. Kanter               19,534 (D)             **

          Oscar B. Marx, III            13,466 (E)             **

          Richard K. Vitelle            16,356 (F)             **

          George R. Weatherford         12,042 (G)             **

          Directors and named          151,978 (H)
6.5%
          executive officers
          as a group (8 persons)

-------------------------
 * Except as otherwise noted, the address for each beneficial owner is c/o
     SMTEK International, Inc., 2151 Anchor Court, Thousand Oaks,
CA  91320.

**   Represents less than 1% of the outstanding shares.

(A) Includes 19,999 shares underlying options either currently exercisable or exercisable within 60 days.

(B)  Includes 4,174 shares underlying exercisable options.

(C)  Includes 2,416 shares underlying exercisable options.

(D)  Includes 15,327 shares underlying exercisable options.

(E)  Includes 13,466 shares underlying exercisable options.

(F) Includes 15,061 shares underlying options either currently exercisable or exercisable within 60 days.

(G) Includes 7,364 shares underlying options either currently exercisable or exercisable within 60 days.

(H) Includes 77,807 shares underlying options either currently exercisable or exercisable within 60 days.


               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On June 30, 1997, the Company borrowed $2 million from Thomas M. Wheeler. As a condition to obtaining the $2 million loan from Mr. Wheeler, the Company agreed to acquire all of the issued and outstanding shares of Jolt Technology, Inc., a privately-held electronics manufacturing company owned by Mr. Wheeler and two other individuals, for 450,000 shares of the Company's Common Stock. Mr. Wheeler received 319,313 shares of the Company's Common Stock upon the consummation of the Jolt acquisition on June 30, 1998. As a further condition to obtaining the $2 million loan from Mr. Wheeler, the Company agreed to give Mr. Wheeler the right to nominate individuals to fill two seats on its Board of Directors. In May 1999, following approval by the Company's stockholders, the Company entered into a $4.5 million private placement of Common Stock with Mr. Wheeler which increased his ownership interest in the Company from 18.7% to 38.8%, and which enabled the Company to pay off the $2 million loan with Mr. Wheeler. Although the loan was paid off in May 1999, it was the understanding of Mr. Wheeler and the Company that Mr. Wheeler would have the ongoing right to nominate individuals to fill two directorships. Currently, Mr. Wheeler's designees on the board are Messrs. Burgess and Marx.


                                 PROPOSAL TWO
            APPROVAL OF AMENDMENT TO THE 1996 STOCK INCENTIVE
PLAN

     The 1996 Stock Incentive Plan (the "Incentive Plan") was originally approved by the stockholders on July 11, 1996 with 110,000 shares of Common Stock authorized for issuance pursuant to awards granted thereunder. An amendment to the Incentive Plan to make an additional 250,000 shares of Common Stock available under the Incentive Plan was approved by the stockholders at the 1999 Annual Meeting on December 16, 1999.

PURPOSES OF THIS AMENDMENT

     The maximum number of shares of Company Common Stock that may be issued pursuant to awards under the Incentive Plan currently is 360,000. At September 15, 2000, options to purchase 266,829 shares of Common Stock were outstanding. Accordingly, only 93,171 shares remain available for new employee stock option grants.

     The Company relies heavily on the Incentive Plan to recruit, retain and reward qualified employees and consultants and to motivate them with compensatory arrangements and benefits that make use of or are measured by the performance of the Company's Common Stock. The board and the committee that administers the Incentive Plan believe that the number of shares of Common Stock currently available under the Incentive Plan may be insufficient to achieve the purposes of the Incentive Plan in the near future. Consequently, the board has unanimously approved, subject to approval by stockholders, an amendment of the Incentive Plan to make an additional 300,000 shares of Common Stock available under the Incentive Plan. If the amendment is approved by the stockholders, there will be a total of 660,000 shares of Common Stock authorized for issuance under the Incentive Plan.

     The remaining provisions of the Incentive Plan will be unaffected by the proposed amendment. For more information about the terms of the Plan, please refer to the full text of the Incentive Plan as amended, which is attached to this Proxy
Statement as Exhibit A.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Each of the named executive officers are eligible to receive option grants under the Incentive Plan. By approving an increase in the number of shares authorized under the Incentive Plan, these individuals will likely continue to receive annual option grants as a part of their total compensation. Whether such options are granted, and the terms of any such grants, are matters in the discretion of the compensation committee of the Board of Directors.

VOTE REQUIRED FOR APPROVAL

     The proposed amendment to the Incentive Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting. Proxies will be voted FOR the proposal unless the Secretary is instructed otherwise on a Proxy returned to the Company at its principal executive office or at the Annual Meeting. Abstentions indicated on such a Proxy card will be counted as a vote AGAINST this proposal. "Broker non-votes" specified on Proxies returned by brokers holding shares for beneficial owners who have not provided instructions as to voting on this issue will be treated as not present for voting on this issue. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE INCENTIVE PLAN.


                                PROPOSAL THREE
     APPROVAL OF AMENDMENTS TO THE 1998 NON-EMPLOYEE DIRECTORS
STOCK PLAN

     The Company's 1998 Non-Employee Directors Stock Plan (the "Directors Plan") was originally approved by the stockholders on November 19, 1998. Certain amendments to the Directors' Plan were approved by the stockholders at the 1999 Annual Meeting on December 16, 1999. The following discussion summarizes the current terms of the Directors Plan that will materially change if this proposal is approved by the stockholders.


CURRENT COMPENSATION STRUCTURE

     Under the current Directors Plan, each non-employee director of the Company receives an automatic annual grant of Company Common Stock with an aggregate fair market value equal to $12,000. Annual grants are made to sitting board members on July 1 of each year. For any person who becomes an eligible director after July 1, the initial grant is made on the date the person joins the board in a prorated number of Common Stock based on the length of time from the date of joining the board until next July 1.

     Non-employee directors also receive compensation for meetings attended which is paid in the form of Common Stock with a fair market value equal to: (i) $1,000 for a board meeting;
and (ii) $500 for a committee meeting (if such committee meeting is not held on the same day as a meeting of the Board of Directors).

     Non-employee directors may elect to receive stock options in lieu of receiving Common Stock for: (i) all or a portion of an annual grant; or (ii) all or a portion of the meeting fees. The number of options granted to an eligible director is determined by dividing the value of the shares of Common Stock that an eligible director would otherwise receive by the fair value of one stock option, as determined by applying the Black-Scholes option pricing model. If no election is made or if a new election is not made with respect to any subsequent fiscal year, the eligible director shall be deemed to have made an election to receive an award of Common Stock.

PROPOSED AMENDMENTS TO THE DIRECTORS PLAN

     The board believes that in order to attract and retain qualified persons to serve on the Board of Directors and to encourage attendance at board meetings, it is necessary and appropriate that eligible directors be provided with increased compensation for time spent by them performing the services of a director. Subject to stockholder approval, the Board of Directors has approved the following amendments to the Directors Plan because the board believes it is important to the long-term success of the Company for it to be able to obtain and keep directors with superior abilities and experience, and to provide incentives to directors to encourage the highest level of performance by providing them with a proprietary interest in the Company. If Proposal Three is approved by the stockholders at the 2000 Annual Meeting, each non-employee director serving on the Board of Directors on October 31, 2000 will be awarded 5,000 stock options, and thereafter each non-employee director will be awarded 5,000 stock options upon initial election or re-election to the Board of Directors commencing with this 2000 Annual Meeting. All other remaining provisions of the Directors Plan regarding director compensation are unaffected by this proposed amendment.

     The maximum number of shares of Common Stock that may be issued pursuant to awards under the Directors Plan is currently 50,000. At September 15, 2000, 8,941 shares of Common Stock had been issued under the Directors Plan, and 38,234 shares of Common Stock were reserved for future issuance pursuant to stock options which have been granted under the Directors Plan. Accordingly, only 2,825 shares of Common Stock remain available for new grants. In addition to the changes described in the preceding paragraph, Proposal Three, if approved by the stockholders, will also amend the Directors Plan to increase by 150,000 the number of shares of Common Stock that can be issued pursuant to awards thereunder. The Board of Directors believes that the proposed increase in the number of shares of Common Stock authorized for the Directors Plan is necessary for the following reasons:

    * The number of non-employee directors was recently increased from three to four, and it is possible that the Board will be expanded by adding more non-employee directors in the future.

    * Board members are currently receiving their annual retainers and meeting fees in the form of Company securities as opposed to cash. In order to conserve its cash to finance its
         operations, it is important for the Company to be able to
         compensate its non-employee directors through non-cash means.

    * The Company believes that the Directors Plan provides an important incentive which facilitates recruitment and retention of qualified individuals to serve on its Board of Directors.

     The number of shares of Common Stock currently available under the Directors Plan, if not increased, will be insufficient to achieve the purposes of the Directors Plan. If Proposal Three is approved by the stockholders there will be a total of 200,000 shares of Common Stock authorized for issuance under the Directors Plan.

      The remaining provisions of the Directors Plan will be unaffected by the proposed amendments. For more information about the terms of the Directors Plan, please refer to the full text of the Directors Plan as amended, which is attached to this Proxy Statement as Exhibit B.

     The Directors Plan will continue to be administered by the entire board or a committee comprised of at least two members of the board who are "eligible directors" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission. The board may amend or terminate the Directors Plan without approval of the stockholders; provided, however, that stockholder approval is required for any amendment that increases the aggregate number of shares of Common Stock subject to the Directors Plan or alters the persons eligible to participate in the Directors Plan. The Directors Plan will terminate on December 31, 2007 unless earlier terminated by the stockholders or the board.


INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     If Proposal Three is approved, The table below summarizes the total compensation to be received by each non-employee director under the Directors Plan if Proposal Three is approved:

    1998 Non-Employee Director Stock Plan Compensation Structure,
as Amended
  ---------------------------------------------------------------
-------------
        Description                          Compensation (A)
  ----------------------   --------------------------------------
-------------
   Annual grant             Common Stock or stock options  valued
at $12,000 (B)

   Attendance at a board    Common Stock or stock options  valued
at $1,000 (B)
     meeting (in person
     or via telephone)

   Attendance a committee   Common Stock or stock options  valued
at $500 (B)
     meeting (in person
     or via telephone)

  Upon re-election to      5,000 stock options
     the board (C)

-------------------------

(A)   Amounts shown are for each non-employee director.

(B) The number of shares of Common Stock or stock options cannot be determined at this time because such number will be determined by the fair market value at the time of grant. On September 15, 2000, the closing price of the Company's Common Stock was $4.6875 per share.

(C) Directors are elected to the board every three years on a staggered-term basis, such that at least one non-employee director is elected every year and all non-employee directors are not elected in the same year.
      If Proposal Three is approved by the stockholders, all non-employee directors serving on the Board of Directors on October 31, 2000 will be awarded 5,000 stock options, and thereafter each non-employee director will be awarded 5,000 stock options upon initial election or re-election to the Board of Directors commencing with this 2000 Annual
Meeting.  If
      Proposal Three is approved and Mr. Kanter is re-elected to the Board at the Annual Meeting on November 9, 2000 or any adjournment thereof, Mr.
      Kanter will receive 10,000 stock options (5,000 options will be awarded because he was a director on October 31, 2000, and 5,000 options will be awarded because of his re-election to the Board of Directors). If
      Proposal Three is approved, the other non-employee directors will be awarded 5,000 stock options each because they were directors on
      October 31, 2000.

VOTE REQUIRED FOR APPROVAL

     Approval of the proposed amendments to the Directors Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting. Proxies will be voted FOR the resolution unless the Secretary is instructed otherwise on a proxy returned to the Company at its principal executive office or at the Annual Meeting. Abstentions indicated on such a proxy card will be counted as a vote AGAINST this proposal. "Broker non-votes" specified on proxies returned by brokers holding shares for beneficial owners who have not provided instructions as to voting on this issue will be treated as not present for voting on this issue. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENTS TO THE DIRECTORS PLAN.


INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG LLP has served as the Company's independent public accountants since 1994. The Board of Directors has selected KPMG to serve as the Company's independent public accountants for fiscal 2001. Representatives of KPMG are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement and answer questions from stockholders.


                            STOCKHOLDER PROPOSALS

     Stockholders who wish to include proposals in next year's proxy statement for action at the Company's Annual Meeting of Stockholders in 2001 must submit their proposals in writing at the Company's principal executive office (2151 Anchor Court, Thousand Oaks, California 91320) no later than June 11, 2001. Proposals received after that date will be considered untimely and will not be included in next year's proxy statement. Such proposals should be addressed to the Company's Secretary and may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission. Use of certified mail is suggested.


                                 ANNUAL REPORT

     The Company's annual report to stockholders for fiscal 2000, including audited financial statements, accompanies this proxy statement. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2000 (WITHOUT EXHIBITS) ARE AVAILABLE FROM THE COMPANY WITHOUT CHARGE UPON RECEIPT OF A WRITTEN REQUEST BY A STOCKHOLDER. Copies of the Form 10-K are also available on-line through the Securities and Exchange Commission website at www.sec.gov.

MISCELLANEOUS

     The Board of Directors is unaware of any other business to be presented for consideration at the meeting. If, however, such other business should properly come before the meeting, the proxies will be voted in accordance with the best judgment of the proxy holders.

                                     By  Order  of the  Board  of
Directors

                                    /s/ Mitchell J. Freedman
                                    -----------------------------
                                    Mitchell J. Freedman
                                    General Counsel and Secretary
Thousand Oaks, California
October 10, 2000

EXHIBIT A


                           SMTEK INTERNATIONAL, INC.
                  AMENDED AND RESTATED 1996 STOCK INCENTIVE PLAN


                                  ARTICLE I
                     PURPOSE; EFFECTIVE DATE; DEFINITIONS

     1.1 PURPOSE. The purpose of this SMTEK International, Inc. Amended and Restated 1996 Stock Incentive Plan (the "Plan") is to enable the Company and its Subsidiaries to attract, retain and motivate their officers and key employees with compensatory arrangements and benefits that make use of or are measured by Company stock so as to provide for or increase the proprietary interests of such persons in the Company and to align their interests with those of the Company's stockholders. Non-employee Consultants to the Company also may be eligible on an ad hoc basis for the grant of Awards other than Awards of Incentive Stock Options.

     1.2 EFFECTIVE DATE. Subject to the approval of the Board and to ratification by the Company's stockholders as provided in
Section 9.9, this Plan shall be effective on and after June 10, 1996. Unless earlier terminated, as provided in Section 9.2, the Plan will terminate ten years after its adoption by the Board (June 10, 2006), but such termination will not affect any Award previously granted.

     1.3 DEFINITIONS. Throughout this Plan, the following terms shall have the meanings indicated:

          (a)  "AGREEMENT" shall mean an Option Agreement,  SAR
Agreement,  Restricted Stock Agreement, Unrestricted Stock
Agreement, Performance Award Agreement, Phantom Stock Agreement or Dividend Equivalent Agreement.

          (b) "AWARD" or "AWARDS" shall mean any one or more of the following awards that may be offered by the Committee to Employees and Consultants under this Plan; provided that ISOs may not be awarded to Consultants:

               (i)  Options (including ISOs and NQSOs);
              (ii)  Stock Appreciation Rights;
             (iii)  Restricted Stock;
              (iv)  Unrestricted Stock;
               (v)  Performance Shares or Performance Units;
              (vi)  Phantom Stock; or
             (vii)  Dividend Equivalents.

          (c) "BOARD" shall mean the Board of Directors of the Company.

          (d)  "CODE" shall mean the Internal Revenue Code of
1986, as amended, any successor revenue laws of the United
States, and the rules and regulations promulgated thereunder.

          (e) "COMMITTEE" shall mean any committee of the Board designated by the Board to administer this Plan in accordance with Article II.

          (f) "COMMON STOCK" shall mean the common stock, par value $.01 per share, of the Company.

          (g)  "COMPANY" shall mean SMTEK International, Inc., a
Delaware corporation.

          (h) "CONSULTANT" shall mean an individual who is not an Employee but who provides consulting services to the Company and who is determined by the Committee to be of key significance to the Company.

          (i) "DIVIDEND EQUIVALENT" shall mean a right to receive an amount in cash that is tied to Common Stock dividends pursuant to Article VIII of the Plan and a Dividend Equivalent
Agreement.

          (j) "DIVIDEND EQUIVALENT AGREEMENT" shall mean an agreement between the Company and an Employee or Consultant pursuant to which Dividend Equivalents are granted pursuant to this Plan.

          (k) "EMPLOYEE" shall mean any person engaged as an officer or employee of the Company or a Subsidiary.

          (l)  "EXCHANGE ACT" shall mean the Securities Exchange
Act of 1934, as amended.

          (m) "FAIR MARKET VALUE" shall mean, with respect to the Common Stock on any day, (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading, or (ii) if not so reported, the closing sales price on the immediately preceding business day of a share of Common Stock as published in the Nasdaq National Market Issues report in THE WALL STREET JOURNAL, or (iii) if no such closing prices are reported, the mean between the high bid and low asked prices on the immediately preceding business day as reported on the Nasdaq National Market System, or (iv) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of a share of Common Stock shall not be so reported or furnished, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion. The market value of an Option granted under the Plan on any day shall be the market value of the underlying Common Stock, determined as aforesaid, less the exercise price of the Option. A "business day" is any day, other than a Saturday or Sunday, on which the relevant market is open for trading.

          (n) "INCENTIVE STOCK OPTION" or "ISO" shall mean an Option that qualifies as an incentive stock option under Code
Section 422 and that includes an express provision that it is intended to be an ISO. No Option that is intended to be an ISO shall be invalid under this Plan for failure to qualify as an ISO.

          (o) "NON-QUALIFIED STOCK OPTION" or "NQSO" shall mean a nonqualified stock option which is an Option that does not qualify as an incentive stock option under Code Section 422.

          (p) "OPTION" shall mean an option to purchase shares of Common Stock granted by the Committee to an Employee or Consultant pursuant to this Plan. An Option may be an ISO or an NQSO; provided that ISOs may be granted only to Employees and not to Consultants.

          (q) "OPTION AGREEMENT" shall mean an agreement between the Company and an Employee or Consultant evidencing an Option granted pursuant to this Plan.

          (r)  "OPTION SHARES" shall mean the shares of Common
Stock purchased upon exercise of an Option.

          (s) "PERFORMANCE AWARD AGREEMENT" shall mean an agreement between the Company and an Employee or Consultant pursuant to which Performance Shares or Performance Units are issued to the Employee or Consultant pursuant to this Plan.

          (t)  "PERFORMANCE SHARES" shall mean shares of Common
Stock granted under Article VII of the Plan in accordance with certain performance criteria.

          (u) "PERFORMANCE UNITS" shall mean a fixed amount of cash granted under Article VII of the Plan in accordance with certain performance criteria.

          (v) "PHANTOM STOCK" shall mean fictitious shares of Common Stock granted only as a ledger account pursuant to Article
VIII and a Phantom Stock Agreement.

          (w) "PHANTOM STOCK AGREEMENT" shall mean an agreement between the Company and an Employee or Consultant pursuant to which Phantom Stock is granted pursuant to this Plan.

          (x)  "PLAN" shall mean this SMTEK International, Inc.
Amended and Restated 1996 Stock Incentive Plan, as the same may be amended from time to time.

          (y) "RESTRICTED STOCK" shall mean Common Stock granted under Article VI of this Plan, subject to such restrictions as the Committee may determine, as evidenced in a Restricted Stock Agreement. Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms of the Restricted Stock Agreement, they become transferable and free of substantial risk of forfeiture.

          (z) "RESTRICTED STOCK AGREEMENT" shall mean an agreement between the Company and an Employee or Consultant pursuant to which Restricted Stock is issued to the Employee or Consultant pursuant to this Plan.

         (aa) "RESTRICTION PERIOD" shall mean the time period during which Restricted Stock is subject to the restrictions set forth in a Restricted Stock Agreement.

         (bb) "SAR AGREEMENT" shall mean an agreement between the Company and an Employee or Consultant pursuant to which a Stock Appreciation Right is issued to the Employee or Consultant pursuant to this Plan.

         (cc) "STOCK APPRECIATION RIGHTS" or "SARs" shall mean the right to receive cash or Common Stock, granted pursuant to
Article V of this Plan and a SAR Agreement.

         (dd) "SUBSIDIARY" shall mean any corporation, partnership or other entity in which the Company directly or indirectly owns 50% or more of the total combined power to cast votes in the election of directors, trustees, managing partners or similar officials.

         (ee)  "10% STOCKHOLDER" shall mean an individual owning
(directly or by attribution as provided in Code Section 424(d)) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

         (ff) "UNRESTRICTED STOCK" shall mean Common Stock granted under Article VI of this Plan that is not Restricted
Stock.

         (gg) "UNRESTRICTED STOCK AGREEMENT" shall mean an agreement between the Company and an Employee or Consultant pursuant to which Unrestricted Stock is issued to the Employee or Consultant pursuant to this Plan.


                                  ARTICLE II
                                ADMINISTRATION

     2.1 COMMITTEE ADMINISTRATION. This Plan and the Awards granted hereunder shall be interpreted, construed and administered by the Committee in its sole discretion. An Employee or Consultant eligible for Awards under the Plan may appeal to the Committee in writing any decision or action of the Committee with respect to the Plan that adversely affects the Employee or Consultant. Upon review of such appeal and in any other case where the Committee has acted with respect to the Plan, the interpretation and construction by the Committee of any provisions of this Plan or of any Award shall be conclusive and binding on all parties.

     2.2 COMMITTEE COMPOSITION. The Committee shall consist of not less than two persons who shall be members of the Board and shall be subject to such terms and conditions as the Board may prescribe. Each Committee member shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act ("Rule 16b-3"). Once designated, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, and remove all members of the Committee.

     A majority of the entire Committee shall constitute a quorum, and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In addition, any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Subject to the provisions of this Plan and the Company's bylaws, and to any terms and conditions prescribed by the Board, the Committee may make such additional rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall hold meetings at such times and places as it may determine.

     2.3 COMMITTEE POWERS. The Committee shall have authority to: (i) select the Employees and Consultants eligible to receive Awards under the Plan, (ii) award Restricted Stock, Unrestricted Stock, Performance Shares and Performance Units, Phantom Stock and Dividend Equivalents and (iii) grant Options and SARs, pursuant to an Agreement providing for such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms shall include, without limitation, as applicable, the number of shares, the Option price, the medium and time of payment, the term of each Award, any performance criteria, and any vesting requirements and may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of Restricted Stock. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised or the time at which Restricted Stock may become transferable or nonforfeitable. In addition, the Committee shall have complete discretionary authority to prescribe the form of Agreements; to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. All expenses of administering this Plan shall be borne by the Company. The Committee also has the power to delegate to Company officers, or others, its authority with respect to any Awards that may be granted to Consultants or to Employees who are not then officers of the Company or subject to Section 16 of the Exchange Act.

     2.4 LIMITATION ON RECEIPT OF BENEFITS BY COMMITTEE MEMBERS. No person while a member of the Committee shall be eligible to receive Awards under this Plan, but a member of the Committee may exercise Options (but not Stock Appreciation Rights) granted prior to his or her becoming a member of the Committee.

     2.5 GOOD FAITH DETERMINATIONS. No member of the Committee or other member of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted hereunder.


                                  ARTICLE III
             ELIGIBILITY;  TYPES OF BENEFITS; SHARES  SUBJECT  TO
PLAN;
                       RECAPITALIZATION; REORGANIZATION

     3.1 ELIGIBILITY. The Committee shall from time to time determine and designate the Employees and Consultants of the Company to receive Awards under this Plan and the shares of Restricted Stock and Unrestricted Stock, or the number of Options, Stock Appreciation Rights, Performance Shares or Performance Units, Phantom Stock or Dividend Equivalents to be awarded to each such Employee or Consultant, or the formula or other basis on which such Awards shall be awarded to Employees and Consultants. In making any such Award, the Committee may take into account the nature of services rendered by an Employee or Consultant, commissions or other compensation earned by the Employee or Consultant, the capacity of the Employee or Consultant to contribute to the success of the Company, and other factors that the Committee may consider relevant. In no event will a Consultant be granted an ISO under this Plan.

     3.2 TYPES OF BENEFITS. Benefits under this Plan may be granted in any one or any combination of Awards, as described in this Plan.

     The Committee may: (a) give Employees and Consultants a choice between two Awards or combinations of Awards; (b) grant Awards in the alternative so that acceptance of or exercise of one Award cancels the right of an Employee or Consultant to another Award; and (c) grant Awards in any combination or combinations and subject to any condition or conditions consistent with the terms of this Plan that the Committee in its sole discretion may consider appropriate.

     3.3 SHARES SUBJECT TO THIS PLAN. Subject to the provisions of Section 4.1(e) (relating to adjustment for changes in Common Stock), the maximum number of shares that may be issued under this Plan shall not exceed in the aggregate 660,000 shares of Common Stock. Such shares may be authorized and unissued shares or authorized and issued shares that have been reacquired by the Company. If any Options granted under this Plan shall for any reason terminate or expire or be surrendered without having been exercised in full, or if any other Awards were granted but were subsequently reacquired by the Company for no more than the price at which they were sold (plus interest thereon) pursuant to the terms of the Award under which they were issued or sold, the shares not purchased under such Options or other Awards shall be available again for grant under this Plan. Upon the forfeiture (in whole or in part) of Restricted Stock, the shares of Common Stock forfeited shall be available again for grant under this Plan.

     3.4 ASSISTANCE WITH PURCHASE PRICE. The Company is vested with authority under the Plan to assist any person to whom an Award is granted hereunder (including any officer of the Company) in the payment of the purchase price or other amounts payable in connection with the receipt or exercise of that Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (or without security) as shall have been authorized by the Committee.

     3.5 RECAPITALIZATION; REORGANIZATION. Subject to any required action by the stockholders of the Company, the maximum number of shares of Common Stock that may be issued under this Plan pursuant to Section 3.3 above, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock to which each Stock Appreciation Right relates, the kind of shares subject to outstanding Options, the per share exercise price under each outstanding Option and the number and/or kind of shares or securities or other forms of consideration which may be sold or issued under the Plan and for which Awards may thereafter be granted and for which Awards previously granted under the Plan may thereafter be exercised or settled, shall be adjusted to the extent and in the manner the Committee deems appropriate for any increase or decrease in the number of issued shares of Common Stock resulting from a reorganization, recapitalization, restructuring, reclassification, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, rights offering subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other change in the corporate structure or shares of the Company.

     Subject to any action that may be required on the part of the stockholders of the Company, if the Company is the surviving corporation in any merger, each outstanding Option and Stock Appreciation Right shall pertain to and apply to the securities or other consideration that a holder of the number of shares of Common Stock subject to the Option or to which the Stock Appreciation Right relates would have been entitled to receive in the merger. A dissolution, liquidation or consolidation of the Company or a merger in which the Company is not the surviving corporation, other than a merger effected for the purpose of changing the Company's domicile, shall cause each outstanding Option and Stock Appreciation Right to terminate, provided that each holder shall, in such event, have the right immediately prior to such dissolution, liquidation, merger or consolidation, to exercise his or her Option or Stock Appreciation Right in whole or in part without regard to any installment provision contained in his or her Agreement, but if a Stock Appreciation Right has been granted in connection with an Option neither the Option nor the Stock Appreciation Right shall be exercisable within six months after their grant except in the event of death or disability of the optionee. The foregoing sentence shall apply to any outstanding Options which are ISOs to the extent permitted by Code Section 422(d), and such outstanding ISOs in excess thereof shall, immediately upon the occurrence of a merger, consolidation, sale, transfer, acquisition, tender offer or exchange offer, be treated for all purposes of the Plan as NQSOs and shall be immediately exercisable as such as provided in the foregoing sentence. Notwithstanding the foregoing, in no event shall any Option be exercisable after the date of termination of the exercise period of such Option. In the case of a merger effected for the purpose of changing the Company's domicile, each outstanding Option and Stock Appreciation Right shall continue in effect in accordance with its terms and shall apply or relate to the same number of shares of common stock of such surviving corporation as the number of shares of Common Stock to which it applied or related immediately prior to such merger, adjusted for any increase or decrease in the number of outstanding shares of common stock of the surviving corporation effected without receipt of consideration.

     In the event of a change in the Common Stock as presently constituted, which change is limited to a change of all of the authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of this Plan.

     The foregoing adjustments shall be made by the Committee, whose determination shall be final, binding and conclusive.

     Except as expressly provided in this subsection, the holder of an Option or Stock Appreciation Right shall have no rights by reason of (i) any subdivision or consolidation of shares of any class, (ii) any stock dividend, (iii) any other increase or decrease in the number of shares of stock of any class, (iv) any dissolution, liquidation, merger, or consolidation or spin-off, split-off or split-up of assets of the Company or stock of another corporation, or (v) any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class. Moreover, except as expressly provided in this subsection, the occurrence of one or more of such events shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option (or the number of shares that relate to a Stock Appreciation Right).

     The grant of an Option or Stock Appreciation Right pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate, sell, or otherwise transfer all or any part of its business or assets.


                                  ARTICLE IV
                                STOCK OPTIONS

     4.1 GRANT; TERMS AND CONDITIONS. The Committee, in its discretion, may from time to time grant ISOs and/or NQSOs to any Employee, and may grant NQSOs to any Consultant eligible to receive Awards under this Plan. Each Employee or Consultant who is granted an Option shall enter into an Option Agreement with the Company in a form specified by the Committee and containing such provisions as the Committee, in its sole discretion, shall from time to time approve consistent with this Plan. The Option Agreements need not be identical, but each Option Agreement by appropriate language shall include the substance of all of the following terms and conditions:

          (a) NUMBER OF SHARES. Each Option Agreement shall state the number of shares to which it pertains.

          (b) OPTION PRICE. Each Option Agreement shall state the Option exercise price, which, in the case of an Option intended to be an ISO, shall not be less than 100% of the Fair Market Value of the shares of Common Stock subject to the Option on the date of granting the Option. In the case of an ISO granted to a 10% Stockholder, the price at which each share of Common Stock covered by the Option may be purchased shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of grant of the Option. The date of the grant of an Option shall be the date specified by the Committee in its grant of the Option. The price at which each share of Common Stock covered by an NQSO granted under the Plan may be purchased shall be the price determined by the Committee, in its absolute discretion, to be suitable to attain the purposes of this Plan.

          (c) MEDIUM AND TIME OF PAYMENT. Upon the exercise of an Option, the Option exercise price shall be payable in United States dollars, in cash (including by check) or (unless the Committee otherwise prescribes) in shares of Common Stock owned by the optionee (but not with Restricted Stock prior to the expiration of the Restriction Period), in NQSOs granted to the optionee under the Plan (provided that the purchase price of Common Stock under an ISO may not be paid in NQSOs), by the withholding of a portion of the shares or other compensation issuable pursuant to the Award or in a combination of cash,
Common Stock and Options.   If all or any portion of the Option
exercise price is paid in Common Stock owned by the optionee, that stock shall be valued at its Fair Market Value as of the date the Option is exercised. If all or any portion of the Option exercise price is paid in NQSOs granted to the optionee under the Plan, such NQSOs shall be valued at their Fair Market Value as of the date the Option is exercised. If an Option under the Plan and Option Agreement permits the recipient to pay for the shares of Common Stock issuable pursuant thereto with previously owned shares, the recipient will be able to exercise the Option in successive transactions (known as "pyramiding"), starting with a relatively small number of shares, and, by a series of exercises using shares acquired from each such transaction to pay the purchase price of the shares acquired in the following transaction, exercise an Option for a larger number of shares with no additional cash and no more investment than the original number of shares delivered.

          (d) TERM AND EXERCISE OF OPTIONS. The term of each Option shall be determined by the Committee; provided that the exercise of an ISO shall in no event be more than ten years from the date of grant, or in the case of an ISO granted to a 10% Stockholder, more than five years from the date of grant. Notwithstanding the foregoing, an ISO shall terminate and may not be exercised if the Employee to whom it is granted ceases to be employed by the Company except that the Option Agreement may, at the discretion of the Committee, provide: (1) that if such Employee's employment terminates for any reason other than conduct that in the judgment of the Committee involves dishonesty or action by the Employee that is detrimental to the best interest of the Company, the Employee may at any time within three months after termination of his employment exercise his Option but only to the extent the Option was exercisable by him on the date of termination of his employment; (2) that if such Employee's employment terminates on account of total and permanent disability (determined in the Committee's discretion), the Employee may at any time within one year after termination of his employment exercise his Option but only to the extent the Option was exercisable on the date of his termination of employment; or (3) that if such Employee dies while in the employ of the Company, or within the three or twelve month period following termination of his employment as described in (1) or
(2) above, his Option may be exercised at any time within twelve months following his death by the person or persons to whom his rights under the Option shall pass by will or by the laws of descent and distribution, but only to the extent that such Option was exercisable by him on the date of his termination of employment. The provisions of the foregoing sentence shall apply to any outstanding Options which are ISOs to the extent permitted by Code Section 422(d) and such outstanding ISOs in excess thereof shall, immediately upon the occurrence of the event described in the preceding sentence, be treated for all purposes of the Plan as NQSOs and shall be immediately exercisable as such as provided in the foregoing sentence. Each Option Agreement may provide for acceleration of exercisability in the event of retirement, death or disability. Any cessation of employment, for purposes of ISOs only, shall include any leave of absence in excess of 90 days unless the optionee's reemployment rights are guaranteed by law or by contract. Notwithstanding anything to the contrary in this subsection, an Option may not be exercised by anyone after the expiration of its term. An Option may only be transferred by will or the laws of descent or distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended ("Internal Revenue Code") or Title I of the Employee Retirement Income Security Act, or the rules thereunder or as otherwise permitted by Rule 16b-3 and the Committee may place further limitations on transfers.

          (e) RIGHTS AS A STOCKHOLDER. Subject to Section 9.10 of this Plan regarding uncertificated shares, an optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by his or her Option until the date of the issuance of a stock certificate to him or her for those shares upon payment of the exercise price. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 3.5.

          (f) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of this Plan, the Committee may modify, extend or renew outstanding Options granted under this Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). No modification of an Option shall, without the consent of the optionee, alter or impair any rights or obligations under any Option theretofore granted under this Plan.

          (g) RELOAD OPTIONS. If upon the exercise of an Option granted under the Plan (the "Original Option") the optionee pays the purchase price for the Original Option in whole or in part in shares of Common Stock owned by the optionee for at least six months, the Company shall grant to the optionee on the date of such exercise an additional Option under the Plan (the "Reload Option") to purchase that number of shares of Common Stock equal to the number of shares of Common Stock so held for at least six months and transferred to the Company in payment of the purchase price upon the exercise of the Original Option. The price at which each share of Common Stock covered by the Reload Option may be purchased shall be the Fair Market Value per share of Common Stock on the date of exercise of the Original Option. The Reload Option shall not be exercisable until one year after the date the Reload Option is granted or after the expiration date of the Original Option. Upon the payment of the purchase price for a Reload Option granted hereunder in whole or in part in shares of Common Stock held for more than six months, the optionee is entitled to receive a further Reload Option in accordance with this Section. Shares of Common Stock covered by a Reload Option shall not reduce the number of shares of Common Stock available under the Plan pursuant to Section 3.

     4.2  OTHER TERMS AND CONDITIONS.  Through the Option
Agreements authorized under this Plan, the Committee may impose such other terms and conditions, not inconsistent with the terms of this Plan, on the grant or exercise of Options, as it deems advisable.

     4.3 ADDITIONAL PROVISIONS APPLICABLE TO INCENTIVE STOCK OPTIONS. The Committee may, in its discretion, grant options under the Plan to eligible Employees which Options constitute ISOs; provided, however, that the aggregate Fair Market Value of the Common Stock with respect to which ISOs are exercisable for the first time by the optionee during any calendar year shall not exceed the limitation set forth in Code Section 422(d). Any Option shall not be considered an ISO unless it includes an express provision that the Option is intended to be an ISO.


                                   ARTICLE V
                           STOCK APPRECIATION RIGHTS

     5.1 GRANT OF STOCK APPRECIATION RIGHTS. The Committee, in its discretion, may from time to time grant Stock Appreciation Rights to Employees or Consultants under this Plan. A Stock Appreciation Right is a right granted under the Plan to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the Award, to the date of exercise. Payment of a Stock Appreciation Right may be made in cash or in shares valued at their Fair Market Value on the date of exercise, or a combination thereof, as specified in the Award. Stock Appreciation Rights may, but need not, relate to and be granted in conjunction with specific Options.

     5.2 EXERCISE. Stock Appreciation Rights shall entitle the holder, upon exercise thereof in whole or in part, to receive payment in the amount and form determined pursuant to subsection
5.3(b).   The exercise of Stock Appreciation Rights shall result
in a termination of the Stock Appreciation Rights with respect to the number of shares covered by the exercise and, if offered in tandem with an Option, may further result in a termination of the related Option, or a portion thereof, in connection with the exercise of the SAR.

     5.3 TERMS AND CONDITIONS. Any SARs granted under this Plan shall be evidenced by SAR Agreements, which SAR Agreements shall be in such form and contain such provisions as the Committee shall from time to time approve consistent with this Plan. The SAR Agreements need not be identical, but each SAR Agreement by appropriate language shall include the substance of all of the following additional terms and conditions:

          (a) Stock Appreciation Rights shall not be exercisable during the first six months after their date of grant. Such rights shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended ("Internal Revenue Code") or Title I of the Employee Retirement Income Security Act, or the rules thereunder or as otherwise permitted by Rule 16b-3 and the Committee may further limit transfers.

          (b) Upon exercise of Stock Appreciation Rights the recipient shall be entitled to receive therefor payment, in the sole discretion of the Committee, in the form of shares of Common Stock (rounded down to the next whole number so that no fractional shares are issued), cash or any combination thereof. The amount of such payment shall be equal in value to the difference between the Fair Market Value per share of the Common Stock on the date the Stock Appreciation Right is exercised and the value per share of such stock as of the date of the SAR Award (or such other date designated by the Committee in the SAR Agreement) multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

          (c) Stock Appreciation Rights granted under this Plan in tandem with an Option will expire or terminate no later than the expiration or termination date of the related Option.

          (d) Any exercise by an officer or director of the Company of a Stock Appreciation Right may be made only during the ten-day period beginning on the third business day following the release for publication of any quarterly or annual statement of sales and earnings by the Company and ending on the 12th business day following the date of such release, or such other period of time as may be provided under Rule 16b-3. "Officer" for the purposes of this subsection shall mean only officers who are subject to Section 16(b) of the Exchange Act.

     5.4 EFFECT ON RELATED STOCK OPTION. The number of shares with respect to which Stock Appreciation Rights are exercised (rather than the number of shares issued by the Company upon such exercise) shall be deemed for the purpose of Section 3.3 to have been issued under an Option granted pursuant to this Plan and shall not thereafter be available for the granting of further Awards under this Plan.

     5.5  NO RIGHTS AS A STOCKHOLDER.  Holders of Stock
Appreciation Rights hereunder shall have no rights as a stockholder in respect thereof. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 3.5.


                                  ARTICLE VI
                       RESTRICTED AND UNRESTRICTED STOCK

     6.1 RESTRICTED STOCK. The Committee, in its discretion, may from time to time award Restricted Stock to any Employee or Consultant eligible to receive Awards under this Plan. Each Employee or Consultant who is awarded Restricted Stock shall enter into a Restricted Stock Agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the award and such other matters consistent with this Plan as the Committee in its sole discretion shall determine. Such conditions may include, but shall not be limited to, the deferral of a percentage of the Employee's annual cash compensation, not including dividends paid on Restricted Stock, if any, to be applied toward the purchase of Restricted Stock upon such terms and conditions, including such discounts, as may be set forth in the Restricted Stock Agreement. Restricted Stock may be awarded as a bonus for services rendered or to be rendered in the service of the Company or a Subsidiary.

     Restricted Stock awarded to Employees may not be sold, transferred, pledged or otherwise encumbered during a Restriction Period commencing on the date of the award and ending at such later date or dates as the Committee may designate at the time of the award. The recipient shall have the entire beneficial ownership of the Restricted Stock awarded to him, including the right to receive dividends and the right to vote such Restricted Stock.

     If an Employee ceases to be employed by the Company prior to the expiration of the Restriction Period, he shall forfeit all of his Restricted Stock with respect to which the Restriction Period has not yet expired; provided, however, the Restricted Stock Agreements, in the discretion of the Committee and pursuant to such terms and conditions as it may impose, may provide: (1) that if such Employee's employment terminates for any reason other than conduct that in the judgment of the Committee involves dishonesty or action by the Employee that is detrimental to the best interests of the Company, the Restricted Stock or any related compensation deferral or a portion thereof shall not be forfeited; (2) that if such Employee's employment terminates on account of total and permanent disability, the Employee shall not forfeit his Restricted Stock or any related compensation deferral or a portion thereof; or (3) that if such Employee dies while employed by the Company, his Restricted Stock or any related compensation deferral or a portion thereof is not forfeited.

     Subject to Section 9.10, each Employee or Consultant who is awarded Restricted Stock may, but need not, be issued a stock certificate in respect of such shares of Restricted Stock. Each certificate registered in the name of an Employee or Consultant, if any, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award as specifically set forth in the Restricted Stock Agreement.

     The Committee shall require that any stock certificate issued in the name of an Employee or Consultant evidencing shares of Restricted Stock be held in the custody of the Company until the expiration of the Restriction Period applicable to such Restricted Stock and that, as a condition of such issuance of a certificate for Restricted Stock, the Employee or Consultant shall have delivered a stock power, endorsed in blank, relating to the shares covered by such certificate. In no event shall the Restriction Period end prior to the payment by the Employee or Consultant to the Company of the amount of any federal, state or local income or employment tax withholding that may be required with respect to the Restricted Stock.

     If any change is made in the Common Stock by reason of any merger, consolidation, reorganization, recapitalization, stock dividend, split up, combination of shares, exchange of shares, change in corporation structure, or otherwise, any shares received by an Employee or Consultant with respect to Restricted Stock shall be subject to the same restrictions applicable to such Restricted Stock and the certificates representing such shares shall be deposited with the Company.

     6.2 UNRESTRICTED STOCK. The Committee, in its discretion, may from time to time sell or award Unrestricted Stock (or debt or other securities which are convertible into Unrestricted Stock) to any Employee or Consultant eligible to receive Awards under this Plan. Each Employee or Consultant who is awarded Unrestricted Stock shall enter into an Unrestricted Stock Agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the award and such other matters consistent with this Plan as the Committee in its sole discretion shall determine. Such conditions may include, but shall not be limited to, the deferral of a percentage of the Employee's annual cash compensation, not including dividends paid on the Unrestricted Stock, if any, to be applied toward the purchase of Unrestricted Stock upon such terms and conditions, including such discounts, as may be set forth in the Unrestricted Stock Agreement. Unrestricted Stock may be awarded as a bonus for services rendered or to be rendered in the service of the Company or a Subsidiary or may be awarded in connection with a Performance Award Agreement as provided in Article VII.

     Upon the issuance of Unrestricted Stock to an Employee or Consultant hereunder, the Employee or Consultant shall have the entire beneficial ownership and all the rights and privileges of a stockholder with respect to the Unrestricted Stock awarded to him, including the right to receive dividends and the right to vote such Unrestricted Stock.

     Subject to Section 9.10 of this Plan, each Employee or Consultant who is awarded Unrestricted Stock may, but need not, be issued a stock certificate in respect of such shares of Unrestricted Stock.



                                  ARTICLE VII
                          PERFORMANCE SHARES OR UNITS

     7.1 GRANT OF PERFORMANCE SHARES OR UNITS. The Committee, in its discretion, may from time to time grant Performance Shares or Performance Units to Employees or Consultants under the Plan. A Performance Share is an Award that represents a fixed number of shares of Unrestricted Stock and a Performance Unit is an Award that represents a fixed amount of cash each of which vests at a specified time or over a period of time in accordance with performance criteria established in connection with the granting of the Award.

     7.2 TERMS AND CONDITIONS OF PERFORMANCE SHARES AND UNITS. Each award of a Performance Share or Performance Unit shall be evidenced by a Performance Award Agreement, which Performance Award Agreement shall be in such form and contain such provisions as the Committee shall from time to time approve consistent with this Plan. The Performance Award Agreements need not be identical, but each such Agreement by appropriate language shall include the substance of the following additional terms and conditions:

          (a) Each Performance Award Agreement shall state the number of shares of Unrestricted Stock or the dollar amount to be awarded.

          (b) Each Performance Award Agreement shall state the performance criteria that must be met. Such criteria may measure the performance of the grantee, of the Subsidiary or business unit in which the grantee is employed, of the Company, or a combination of any of the foregoing.

          (c) The vested portion of a Performance Share is payable to the grantee either in the shares of Unrestricted Stock it represents or in cash in an amount equal to the Fair Market Value of those shares on the date of vesting, or a combination thereof, as specified in the Performance Agreement. The vested portion of a Performance Unit is payable to the grantee either in cash or in shares of Unrestricted Stock valued at their Fair Market Value on the date of vesting, or a combination thereof, as specified in the Performance Agreement.

     7.3 STOCKHOLDER RIGHTS. An Employee or Consultant who receives Unrestricted Stock pursuant to this Plan and a Performance Award Agreement shall have the entire beneficial ownership and all of the rights and privileges of a stockholder with respect to such Unrestricted Stock awarded to him, including the right to receive dividends and the right to vote such Unrestricted Stock. Subject to Section 9.10 of this Plan, each Employee or Consultant who is awarded Unrestricted Stock pursuant to this Plan and a Performance Award Agreement may, but need not, be issued a stock certificate in respect of such shares of Unrestricted Stock.



                                 ARTICLE VIII
                    PHANTOM STOCK AND DIVIDEND EQUIVALENTS

     8.1 GRANT. The Committee, in its discretion, may from time to time grant Phantom Stock or Dividend Equivalents to Employees or Consultants under this Plan.

          (a) PHANTOM STOCK. Phantom Stock is the right to receive an amount of cash under the Plan measured by the Fair Market Value of a specified number of shares of Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a Dividend Equivalent.

           (b) DIVIDEND EQUIVALENT. A Dividend Equivalent is a right granted under the Plan to receive an amount, in cash, equivalent to the dividends that are paid, if any, on a specified number of shares of Common Stock during a specified period of time.

     8.2  TERMS AND CONDITIONS.  Each award of Phantom Stock or a
Dividend Equivalent shall be evidenced by a Phantom Stock
Agreement or Dividend Agreement which shall be in such form and contain such provisions as the Committee may from time to time approve, consistent with this Plan.


                                  ARTICLE IX
                                MISCELLANEOUS

     9.1 WITHHOLDING TAXES. An Employee granted Awards under this Plan shall be conclusively deemed to have authorized the Company to withhold from the salary, commissions or other compensation of such Employee funds in amounts or property (including Common Stock) in value equal to any federal, state and local income, employment or other withholding taxes applicable to the income recognized by such Employee and attributable to the Awards as, when and to the extent, if any, required by law; provided, however, that in lieu of the withholding of federal, state and local taxes as herein provided, the Company may require that the Employee or Consultant (or other person exercising an Option or Stock Appreciation Rights, or holding Restricted Stock, Unrestricted Stock or other property or cash pursuant to this
Plan) pay the Company an amount equal to the federal, state and local withholding taxes on such income at the time such withholding is required or at such other time as shall be satisfactory to the Company. An Award may provide for the satisfaction of a recipient's tax withholding obligation by the retention of shares to which the recipient would otherwise be entitled or by the recipient's delivery of previously owned shares or other property.

     9.2 AMENDMENT, SUSPENSION, DISCONTINUANCE OR TERMINATION OF PLAN. The Committee may from time to time amend, suspend or discontinue this Plan or revise it in any respect whatsoever for the purpose of maintaining or improving the effectiveness of this Plan as an incentive device, for the purpose of conforming this Plan to applicable governmental regulations or to any change in applicable law or regulations, or for any other purpose permitted by law; provided, however, that no such action by the Committee shall adversely affect any Award theretofore granted under this Plan without the consent of the holder so affected; and provided further that the Committee may not materially increase the number of shares of Common Stock authorized under Section 3.3 of this Plan or materially modify this Plan's requirements as to eligibility for participation in the Plan without the approval of the stockholders of the Company.

     9.3 GOVERNING LAW. This Plan and all rights and obligations hereunder shall be construed in accordance with and governed by the laws of the State of California.

     9.4 DESIGNATION. This Plan may be referred to in other documents and instruments as the "SMTEK International, Inc.
Amended and Restated 1996 Stock Incentive Plan."

     9.5 INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any investigation, action, suit or proceeding, or in connection with any appeal therefrom to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any Award, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in or dismissal or other discontinuance of any such investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such investigation, action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that, within 60 days after institution of any such investigation, action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

     9.6 RESERVATION OF SHARES. The Company shall at all times during the term of this Plan, and so long as any Award shall be outstanding, reserve and keep available (and will seek or obtain from any regulatory body having jurisdiction any requisite authority in order to issue) such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan. Inability of the Company to obtain from any regulatory body of appropriate jurisdiction, authority considered by the Company to be necessary or desirable to the lawful issuance of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such Common Stock as to which such requisite authority shall not have been obtained.

     9.7  APPLICATION OF FUNDS.  The proceeds received by the
Company from the sale of Common Stock pursuant to Options or other Awards under this Plan will be used for any general corporate purposes.

     9.8 NO OBLIGATION TO EXERCISE. The granting of an Award shall impose no obligation upon the holder to exercise or otherwise realize the value of that Award.

     9.9 APPROVAL OF STOCKHOLDERS. No Award granted under this Plan shall be enforceable against the Company unless and until this Plan has been approved or ratified by the stockholders of the Company in the manner and to the extent required by the Exchange Act and the General Corporation Law of the State of Delaware.

     9.10 UNCERTIFICATED SHARES. Each Employee or Consultant who exercises an Option to acquire Common Stock or is awarded Restricted Stock or Unrestricted Stock may, but need not, be issued a stock certificate in respect of the Common Stock so acquired. A "book entry" (i.e., a computerized or manual entry) shall be made in the records of the Company to evidence the issuance of shares of Common Stock to an Employee or Consultant where no certificate is issued in the name of the Employee or Consultant. Such Company records, absent manifest error, shall be binding on Employees and Consultants. In all instances where the date of issuance of shares may be deemed significant but no certificate is issued in accordance with this Section 9.10, the date of the book entry shall be the relevant date for such purposes.

     9.11 OTHER ACTIONS. Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Company to grant or assume options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.

     9.12 EMPLOYEES SUBJECT TO SECTION 16 OF THE EXCHANGE ACT. Notwithstanding any other provision herein, any Award granted hereunder to an Employee or Consultant who is then subject to
Section 16 of the Exchange Act shall be subject to the following limitations:

          (a) The Award may provide for the issuance of shares of Common Stock as a stock bonus for no consideration other than services rendered or to be rendered. In the event of an Award under which shares of Common Stock are or may in the future be issued for any other type of consideration, the amount of such consideration shall either:

               (i) be equal to the amount (such as the par value of such
          shares) required to be received by the Company in order to assure compliance with applicable state law, or

               (ii)  be equal to or greater that 50% of the  Fair
Market Value
          of such shares on the date of grant of such Award.

          (b) Any derivative security (as defined in the rules and regulations under Section 16 of the Exchange Act) granted under the Plan shall be transferable by the recipient thereof only to the extent not prohibited by Rule 16b-3.

EXHIBIT B

                           SMTEK INTERNATIONAL, INC.
          AMENDED AND RESTATED 1998 NON-EMPLOYEE DIRECTORS STOCK
PLAN



                                   ARTICLE I
                                    GENERAL

1.01  PURPOSE.

     The purpose of the Amended and Restated 1998 Non-Employee Directors Stock Plan (the "Plan") of SMTEK International, Inc. (the "Company") is to promote the best interests of the Company and its stockholders by providing members of the Board who are not employees of the Company or its affiliates with an opportunity to acquire a proprietary interest in the Company. By encouraging stock ownership by directors who are not employees of the Company or its affiliates, the Company seeks to attract and retain on the Board persons of exceptional competence and to provide a further incentive to serve as a director of the Company.

1.02  ADMINISTRATION.

     The Plan shall be administered by the Board or a committee appointed by the Board (the "Committee") comprised of at least two members of the Board who are "Non-Employee Directors" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule ("Rule 16b-3"). All references to the Board herein shall also be deemed to be a reference to the Committee. The Board, subject to the express provisions of the Plan, shall have the power to construe the Plan and any agreements defining the rights and obligations of the Company and Plan participants, to resolve all questions arising thereunder, to adopt and amend such rules and regulations for the administration thereof as it may deem desirable, and otherwise to carry out the terms of the Plan and such agreements. The interpretation and construction by the Board of any provisions of the Plan or of any option granted under the Plan shall be final. Notwithstanding the foregoing, the Board shall have no authority or discretion as to the selection of persons eligible to receive securities under the Plan, the number of securities granted under the Plan, the timing of such grants, or the exercise price or vesting provisions of securities granted under the Plan, which matters are specifically governed by the provisions of the Plan.

1.03  ELIGIBLE DIRECTORS.

     A person shall be eligible to receive grants under this Plan (an "Eligible Director") if, at the time of the grant, he or she is a duly elected or appointed member of the Board, but is not and has not since the beginning of the Company's most recently completed fiscal year been an employee of the Company or any of its affiliates (except for a director who has served solely as an uncompensated interim executive officer and who no longer serves in that capacity) and is not otherwise eligible for selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted (except for non-discretionary grants) pursuant to any plan of the Company or any of its affiliates entitling participants therein to acquire stock, stock options, or stock appreciation rights of the Company or any of its affiliates

1.04  SHARES OF COMMON STOCK SUBJECT TO THE PLAN AND GRANT LIMIT.

     The shares that may be issued under the Plan shall be authorized and unissued shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), or previously issued shares of Common Stock reacquired by the Company. The aggregate number of shares that may be granted under the Plan shall not exceed 150,000 shares of Common Stock, subject to adjustment in accordance with Article III.

1.05  AMENDMENT OF THE PLAN.

     The Board may, insofar as permitted by law, from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever that would not compromise the ability of Eligible Directors to serve as disinterested administrators of the Company's other employee benefit plans under Section 16 of the Exchange Act and the rules promulgated thereunder, except that no such amendment shall alter or impair or diminish any rights or obligations under any option theretofore granted under the Plan without the consent of the person to whom such option
was granted.   In addition, if an amendment to the Plan would
increase the number of shares subject to the Plan (as adjusted under Article III), increase the number of shares for which an option or options may be granted to any optionee (as adjusted under Article III), change the class of persons eligible to receive options under the Plan, provide for the grant of options having an exercise price per option share less than the exercise price specified in the Plan, extend the final date upon which options may be granted under the Plan, or otherwise materially increase the benefits accruing to participants in a manner not specifically contemplated herein or affect the Plan's compliance with Rule 16b-3, the amendment shall be approved by the Company's stockholders to the extent required to comply with Rule 16b-3 or any other state or federal securities law. Under no circumstances may the provisions of the Plan that provide for the amounts, price, and timing of option grants be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder. Subject to the foregoing, the Board may amend the Plan to comply with or take advantage of changes in the rules promulgated by the Securities and Exchange Commission or its staff under Section 16 of the Exchange Act.

1.06  DURATION OF PLAN.

     This Plan shall be effective upon its approval by the stockholders, which requires the affirmative vote of the holders of a majority of the Common Stock of the Company present, or represented, and entitled to vote at a meeting duly held. No shares of Common Stock or stock options may be awarded prior to approval of the Plan by the stockholders. This Plan will terminate on December 31, 2007 unless a different termination date is fixed by the stockholders or by action of the Board but no such termination shall affect the prior rights under this Plan of the Company or of anyone to whom shares have been transferred prior to such termination.

1.07  RESTRICTIONS.

     All options and shares granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of shares granted under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of shares or options or the issuance, if any, or purchase of shares in connection therewith, such option may not be exercised as a whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the
Company.   Unless the shares of stock to be issued under the Plan
have been effectively registered under the Securities Act of 1933, as amended (the "Securities Act"), the Company shall be under no obligation to issue any shares of stock unless the person who receives such shares or exercises such option, as a whole or in part, shall give a written representation and undertaking to the Company satisfactory in form and scope to counsel to the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares of stock issued to him or her for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of stock, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law, and that if shares of stock are issued without such registration, a legend to this effect may be endorsed upon the certificates representing the securities so issued.

1.08  NONASSIGNABILITY.

     Options granted under the Plan shall be transferable only to the extent such transfer is by will or the applicable laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Internal Revenue Code of 1986, as amended (the "Code") or Title I of ERISA or the rules promulgated thereunder, and is not otherwise prohibited by Rule 16b-3. During the lifetime of the optionee, the option shall be exercisable only by the optionee (or the optionee's permitted transferee) or his or her guardian or legal representative.

1.09  WITHHOLDING TAXES.

     Whenever shares of stock are to be issued, whether directly or upon exercise of an option granted under the Plan, the Board shall have the right to require the Eligible Director to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. The Board may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable.

1.10  DEFINITION OF "FAIR MARKET VALUE."

     For purposes of the Plan, the term "Fair Market Value" when used in reference to the value of a share of Common Stock shall mean, on any day, (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading, or (ii) if not so reported, the closing sales price on the immediately preceding business day of a share of Common Stock as published in the Nasdaq National Market Issues report in The Wall Street Journal, or (iii) if no such closing prices are reported, the mean between the high bid and low asked prices on the immediately preceding business day as reported on the Nasdaq National Market System, or
(iv) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Board. In the event that the price of a share of Common Stock shall not be so reported or furnished, the Fair Market Value of a share of Common Stock shall be determined by the Board in its absolute discretion. A "business day" is any day, other than a Saturday or Sunday, on which the relevant market is open for trading.

1.11  RIGHTS AS A STOCKHOLDER.

     (a) Eligible Directors shall have all rights and privileges of a stockholder as to shares received under this Plan, including the right to vote and receive dividends, except that during the Restricted Period, as defined in Section 1.12, the shares of Common Stock may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of.

     (b) An optionee or a permitted transferee of an option shall have no rights as a stockholder with respect to any shares issuable or issued upon exercise of the option until the date of the receipt by the Company of all amounts payable in connection with exercise of the option, including the exercise price and any amounts required by the Company pursuant to Section 1.09.

1.12  RESTRICTED PERIOD

     Certificates representing any shares of Common Stock to which the Participant is entitled under this Plan shall be registered in the Participant's name but shall be held in custody by the Company for the Participant's account for a period (the "Restricted Period") ending six months from the date of grant of the stock option or the date of issuance of the shares, at which time those certificates shall be delivered to the Participant. During the Restricted Period, the Participant shall have all rights and privileges of a shareholder as to such shares, including the right to vote and receive dividends, except that the shares of Common Stock may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of.


                                  ARTICLE II
                                 STOCK AWARDS

2.01  ANNUAL GRANTS.

     Each Eligible Director automatically shall be entitled to receive an annual grant of that number of shares of Common Stock equal to $12,000 divided by the Fair Market Value of a share of Common Stock on the grant date (the "Annual Grant"). Annual Grants made under this Section shall be made initially as of July 1, 2000 and thereafter on July 1 of each year (or the first business day thereafter on which the Company's Common Stock is traded on the principal securities exchange on which it is listed). For any person who first becomes an Eligible Director after July 1, 2000, the initial grant shall be made on the date the person becomes an Eligible Director in a prorated number of shares based on the length of time from the date of becoming an Eligible Director until the next July 1. All shares awarded hereunder shall be full shares, rounded up to the nearest whole share. No fractional shares shall be issued.

2.02  MEETING FEES.

     Each Eligible Director shall, on the fifth business day following each quarterly public release of the Company's earnings (the "Valuation Date"), automatically be entitled to receive, for each meeting of the Company's Board of Directors attended by such Eligible Director during the preceding fiscal quarter, that number of shares of Common Stock as are obtained by dividing the Fair Market Value of a share of Common Stock on the Valuation Date into: (i) $1,000 for attending Board of Director meetings in person or by conference telephone call; and (ii) $500 for attending meetings of the committees of the Board of Directors in person or by conference telephone call, if such committee meetings are not held on the same day as meetings of the Board of Directors (alone or together with (i), "Meeting Fees"). The initial Valuation Date shall be the first Valuation Date that follows July 1, 1999. All shares awarded shall be full shares, rounded up to the nearest whole share. No fractional shares shall be issued.

2.03  ELECTION TO TAKE OPTIONS.

     (a) An Eligible Director may elect, in accordance with the procedures set forth in Section 2.03(b) below, to receive options to purchase shares of Common Stock ("Options") in lieu of receiving (i) all or a portion of an Annual Grant made pursuant to Section 2.01 of this Plan; or (ii) all or a portion of the Meeting Fees made under Section 2.02 of this Plan (alone or together with an Annual Grant, an "Award"). The number of Options granted to an Eligible Director will be determined by dividing the aggregate Fair Market Value of the shares of Common Stock that an Eligible Director would otherwise receive by the fair value of one stock option determined by applying the Black-Scholes Option Pricing Model and such other factors as the Board deems appropriate. Any fractional Options resulting from application of the Black-Scholes formula shall be eliminated by rounding up to the nearest whole Option.

     (b) Any election to receive Options in lieu of shares of Common Stock as payment of an Annual Grant or Meeting Fees shall be made in writing to the Board (on a form prescribed by the Board) prior to the first day of the Company's fiscal year during which the Annual Grant or Meeting Fees will be earned. Each election, which shall be made in a manner as determined by the Board in its sole and absolute discretion, shall designate (i) whether the election applies to Annual Grant or Meeting Fees;
(ii) whether the Annual Grant or Meeting Fees, as applicable, are to be awarded in Common Stock or Options; and (iii) the applicable percentage of the Annual Grant or Meeting Fees to be awarded in Common Stock or Options.

     (c) An election under this Section 2.03 is irrevocable and is valid only for the Company's fiscal year commencing immediately following the date of the election.

     (d) If no election is made or if a new election is not made with respect to any subsequent fiscal year pursuant to Section 2.03(b), the Eligible Director shall be deemed to have made an election to receive an Award of Common Stock for purposes of
Section 2.03(a).

     (e) An individual who becomes an Eligible Director after the date by which an election would otherwise be required to be made hereunder may elect to receive an Award during that fiscal year by making an election, in the form required hereunder, within thirty days of becoming an Eligible Director. Such election shall become effective the first day of the month following the date of the election.

2.04  OPTION GRANTS UPON ELECTION TO BOARD OF DIRECTORS

     Each Eligible Director on the Board of Directors on October 31, 2000 will be granted 5,000 Options on November 9, 2000. In addition, commencing on November 9, 2000 and continuing thereafter, each Eligible Director will be granted 5,000 Options on the day the Eligible Director is initially elected or re-elected to the Board of Directors.

2.05  EXERCISE OF OPTIONS.

     All Options granted under the Plan shall become exercisable upon the date of grant. Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in accordance with Section 2.06 of this Plan. No shares of Common Stock shall be issued until payment, as provided in Section 2.06, has been made or provided for. Upon proper exercise, and upon satisfaction of the Restricted Period as provided in Section 1.12, the Company shall deliver to the person entitled to exercise the Options or his or her designee a certificate or certificates for the shares of Common Stock to which the Options pertain. Certificates representing shares issued upon exercise of Options may be held in custody by the Company as provided in Section 1.12.

2.06  EXERCISE PRICE OF OPTIONS.

     For Options granted under this Plan, the Options price shall be payable upon the exercise of such Options in legal tender of the United States or such other consideration as the Board may deem acceptable, including without limitation Common Stock (delivered by or on behalf of the person exercising the option or retained by the Company from the Common Stock otherwise issuable upon exercise and valued at Fair Market Value as of the exercise date), provided, however, that the Board may, in the exercise of its discretion,

(i) allow exercise of Options in a broker-assisted or similar transaction in which the exercise price is not received by the Company until immediately after exercise, and/or

(ii) allow the Company to loan the exercise price to the person entitled to exercise Options, if the exercise will be followed by an immediate sale of some or all of the underlying shares and a portion of the sales proceeds is dedicated to full payment of the exercise price.

2.07  OPTION AGREEMENTS.

     Options granted under the Plan shall be evidenced by an option agreement duly executed on behalf of the Company stating the number of shares of stock issuable upon exercise of the Options, the exercise price, the time at which the Options become exercisable, and the time during which the Options remain exercisable. Such option agreements may but need not be identical and shall comply with and be subject to the terms and conditions of the Plan, a copy of which shall be provided to each Options recipient and incorporated by reference into each option agreement. Any option agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board.

2.08  TERM OF OPTIONS AND EFFECT OF TERMINATION.

     Notwithstanding any other provision of the Plan, no Options shall be exercisable after the expiration of 10 years from the effective date of their grant. In the event that any outstanding Options under the Plan expire by reason of lapse of time or are otherwise terminated without exercise for any reason, then the shares of Common Stock subject to any such Options that have not been issued upon expiration or termination of the Options shall again become available in the pool of shares of Common Stock for which Options may be granted under the Plan. In the event that the holder of any Options granted under the Plan shall cease to be an Eligible Director of the Company, all Options granted under the Plan to such holder shall remain exercisable, regardless of the reason the optionee ceases to be an Eligible Director, for a period of two years after the date the optionee ceases to be an Eligible Director (or, if sooner, until the expiration of the Options according to their terms), and shall then terminate. In the event of the death of an optionee while such optionee is an Eligible Director or within the period after termination of such status during which he or she is permitted to exercise Options, such Options may be exercised by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the Options directly from the optionee by his or her will or the applicable laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules promulgated thereunder or as otherwise permitted by Rule 16b-3.


                                  ARTICLE III
                     RECAPITALIZATIONS AND REORGANIZATIONS

3.01  ANTI-DILUTION ADJUSTMENTS.

     If the outstanding shares of Common Stock of the Company are
(a) increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the properties of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (b) if the value of the outstanding shares of Common Stock of the Company is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment may be made by the Board in (x) the maximum number and kind of shares to be issued under the Plan, (y) the number and kind of shares subject to then outstanding options, and (z) the price for each share or other unit of any other securities subject to then outstanding options. No fractional interests will be issued under the Plan resulting from any such adjustments.

3.02  CORPORATE TRANSACTIONS.

     If the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain and apply to the securities to which a holder of the same number of shares of Common Stock that are subject to that option would have been entitled. A Change in Control (as defined below) of the Company shall cause the Plan to terminate, provided that outstanding options granted to optionees who remain Eligible Directors after such Change in Control shall remain in effect according to their terms subject to adjustments made pursuant to
Section 3.01, and outstanding options granted to optionees who cease to be Eligible Directors after such Change in Control shall remain exercisable according to their terms, subject to adjustments made pursuant to Section 3.01, for a period of two years following such Change in Control. For purposes hereof, a "Change in Control" means the following and shall be deemed to occur if any of the following events occur:

     (a) Except as provided by subparagraph (b) hereof, the acquisition (other than from the Company) by any person, entity or group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the then outstanding shares of Common Stock; or

     (b) Approval by the stockholders of the Company of a reorganization, merger or consolidation with any other person, entity or corporation, other than

          (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such merger or consolidation, or

          (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no
     person or entity acquires fifty percent (50%) or more of the combined voting power of the Company's then outstanding voting securities; or

     (c) Approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all of the Company's assets.

     Notwithstanding the preceding provisions of this paragraph, a Change in Control shall not be deemed to have occurred (1) if the "person" described in the preceding provisions is an underwriter or underwriting syndicate that has acquired the ownership of the Company's voting securities solely in connection with a public offering of the Company's securities or (2) if the "person" described in the preceding provisions is an employee stock ownership plan or other employee benefit plan maintained by the Company that is qualified under the provisions of ERISA.

3.03 DETERMINATION BY THE BOARD.

     To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all of any part of its business or assets.

                                  PROXY CARD

SMTEK International, Inc.
Proxy for Annual Meeting of Stockholders
November 9, 2000

      THIS  PROXY IS SOLICITED BY AND ON BEHALF OF THE  BOARD  OF
DIRECTORS OF SMTEK INTERNATIONAL, INC.

     The undersigned hereby appoints Mr. James P. Burgess and Mr. Oscar B. Marx, III as Proxies (each of them with full power to act without the other), each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all the shares of Common Stock of SMTEK International, Inc. (the "Company") held of record by the undersigned on September 29, 2000 at the Annual Meeting of
Stockholders  to  be  held  on  November  9,  2000  and  at   any
adjournment thereof.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the nominee to the Board of Directors, FOR Proposal Two, FOR Proposal Three, and in their discretion on such other matters as may come before the meeting.

  1.   Election of Gregory L. Horton and Bruce E. Kanter as
Class II
       Directors to continue in office until 2003:

       FOR nominees named above [ ]          WITHHOLD
authority to vote [ ]
       (except as marked to the contrary)    for the nominees
named above

       *EXCEPTIONS
        (INSTRUCTIONS:  To withhold authority to vote for  any
individual
        nominee, strike a line through the nominee's  name  in
the list above.
        If  you  desire to cumulate your votes for a  nominee,
write your
        instruction  as to the number of votes cast  for  such
nominee in the
        space provided below.  The total number of votes  cast
must not
       exceed TWO times the number of shares you hold.)
      *Exceptions:
                  --------------------------------------------
-------------

  2.   Approval of an amendment to the Company's 1996 Stock
Incentive Plan
       to increase by 300,000 the number of shares of Common
Stock that may
       be issued pursuant to awards thereunder:

        FOR [ ]             AGAINST [ ]              ABSTAIN [
]

  3.   Approval of amendments to the 1998 Non-Employee
Directors Stock Plan
       to: (i) increase by 150,000 the number of shares of Common Stock that may be issued pursuant to awards thereunder; (ii) award 5,000 stock options to each non-employee director serving on the Board of
       Directors on October 31, 2000; and (iii) award 5,000 stock options to each non-employee director upon initial election or re-election to the Board of Directors commencing with this 2000
Annual Meeting:

        FOR [ ]             AGAINST [ ]              ABSTAIN [
]

  PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING
THE ENCLOSED
  ENVELOPE.

  THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR THE DIRECTOR
NOMINEES, FOR
  PROPOSAL TWO AND FOR PROPOSAL THREE.


           Signature:                                    Date:
, 2000
            ---------------------------     ------------------
--
  Please sign exactly as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.